INCOME TAX (Schedule of reconciliation of income tax expense) (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Tax Schedule Of Reconciliation Of Income Tax Expense Details
Income tax benefit computed at federal statutory tax rate	34.00%	34.00%
State taxes, net of federal benefit	3.80%	5.20%
Non-deductible items	(7.00%)	(0.80%)
General business credits and other credits	2.10%	1.30%
Change in valuation allowance	(34.50%)	(38.50%)
Other	1.60%	(1.20%)
Effective tax rate	0.00%	0.00%